Exhibit 13
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                    Certification Required by Rule 13a-14(b)
                  or Rule 15d-14(b) and 18 U.S.C. Section 1350
     (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)
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I, Lee Hartwell, as President, Chief Executive Officer & Chief Financial Officer
of Hemosol Corp. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350
(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

(1) the accompanying Amendment to the Annual Report on Form 20-F of the Company for the fiscal year ended December 31, 2004 (the "Report"), filed with the U.S. Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Amendment fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  September 20, 2005

                                         /s/ Lee Hartwell
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                                         Lee Hartwell
                                         President, Chief Executive Officer and
                                         Chief Financial Officer